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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
              (Date of earliest event reported): December 14, 1997


                         Gulf South Medical Supply, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             Delaware                     0-21512               06-1251310
    ---------------------------          -----------           -------------
   (State or other jurisdiction          (Commission           (IRS Employer
        of Incorporation)                File number)        Identification No.)


                     One Woodgreen Place, Madison, MS 39110
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (601) 856-5900



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Item 5.       Other Events

     On December 14, 1997, Gulf South Medical Supply, Inc. ("GSMS"), Physician Sales & Service, Inc. ("PSS") and PSS Merger Corp. entered into a certain Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger (the "Merger") of Merger Corp. with and into GSMS.

     Pursuant to the Merger, each share of the $.01 par value common stock of GSMS ("GSMS Common Stock") issued and outstanding at the effective time of the Merger (other than treasury shares) will be exchanged for 1.75 shares of the $.01 par value common stock of PSS ("PSS common stock"). Consummation of the Merger is subject to approval of the shareholders of both PSS and GSMS and various state and federal regulatory agencies and other customary conditions. The Merger Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.

     Further agreements entered into in connection with the Merger Agreement, specifically the Stock Option Agreement dated December 14, 1997 between GSMS and PSSI, the Stock Option Agreement dated December 14, 1997 between PSSI and GSMS, the form of Voting Agreement dated December 14, 1997 between GSMS and certain PSSI stockholders, the form of Voting Agreement dated December 14, 1997 between PSSI and certain GSMS stockholders, the form of Affiliate Agreement dated December 14, 1997 between GSMS and certain PSSI stockholders, the form of Affiliate Agreement dated December 14, 1997 between PSSI and certain GSMS stockholders, are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, and 99.6, respectively, and are incorporated by reference.

     The information contained in the joint press release of Gulf South Medical Supply, Inc. and Physician Sales & Service, Inc. dated December 15, 1997 attached as Exhibit 99.7 is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.  None.

         (b)      Pro Forma Financial Information.   None.

         (c)      Exhibits.

    Exhibit No.      Description

        2.1          Agreement and Plan of Merger dated as of December 14, 1997 by and among Physician Sales & Service, Inc., a Florida
                     corporation, PSS Merger Corp., a Delaware corporation, and
                     Gulf South Medical Supply, Inc., a Delaware corporation.
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    Exhibit No.      Description
    -----------      -----------

       99.1 Stock Option Agreement dated December 14, 1997 between Gulf South Medical Supply, Inc., a Delaware corporation, and Physician Sales & Service, Inc., a Florida corporation.

       99.2 Stock Option Agreement dated December 14, 1997 between Physician Sales & Service, Inc., a Florida corporation, and Gulf South Medical Supply, Inc., a Delaware corporation.

       99.3 Form of Voting Agreement dated December 14, 1997 between Gulf South Medical Supply, Inc., a Delaware corporation, and certain stockholders of Physician Sales & Service, Inc., a Florida corporation.

       99.4 Form of Voting Agreement dated December 14, 1997 between Physician Sales & Service, Inc., a Florida corporation, and certain stockholders of Gulf South Medical Supply, Inc., a Delaware corporation.

       99.5 Form of Affiliate Agreement dated December 14, 1997 between Gulf South Medical Supply, Inc., a Delaware corporation, and certain stockholders of Physician Sales & Service, Inc., a Florida corporation.

       99.6 Form of Affiliate Agreement dated December 14, 1997 between Physician Sales & Service, Inc., a Florida corporation, and certain stockholders of Gulf South Medical Supply, Inc., a Delaware corporation.

       99.7 Joint press release of Physician Sales & Service, Inc. and Gulf South Medical Supply, Inc. dated December 15, 1997.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                 GULF SOUTH MEDICAL SUPPLY, INC.



Date: December 22, 1997
                                 By:/s/ Stanton Keith Pritchard
                                    -------------------------------------------
                                    Stanton Keith Pritchard
                                    Senior Vice President, Business Development
                                      and Administration, General Counsel and
                                      Secretary




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                                  EXHIBIT INDEX

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                                                                                                      Page No. in
                                                                                                      Sequentially
                                                                                                        Numbered
    Exhibit No.      Description                                                                          Copy
---------------      -----------                                                                          ----
        2.1          Agreement and Plan of Merger dated as of December 14, 1997 by and among Physician Sales & Service, Inc., a Florida
                     corporation, PSS Merger Corp., a Delaware corporation, and
                     Gulf South Medical Supply, Inc., a Delaware corporation.

       99.1          Stock Option Agreement dated December 14, 1997 between Gulf
                     South Medical Supply, Inc., a Delaware corporation, and
                     Physician Sales & Service, Inc., a Florida corporation.

       99.2          Stock Option Agreement dated December 14, 1997 between
                     Physician Sales & Service, Inc., a Florida corporation, and
                     Gulf South Medical Supply, Inc., a Delaware corporation.

       99.3          Form of Voting Agreement dated December 14, 1997 between
                     Gulf South Medical Supply, Inc., a Delaware corporation, and certain stockholders of Physician Sales & Service, Inc., a Florida corporation.

       99.4          Form of Voting Agreement dated December 14, 1997 between
                     Physician Sales & Service, Inc., a Florida corporation, and certain stockholders of Gulf South Medical Supply, Inc., a
                     Delaware corporation.

       99.5          Form of Affiliate Agreement dated December 14, 1997 between
                     Gulf South Medical Supply, Inc., a Delaware corporation, and certain stockholders of Physician Sales & Service, Inc., a Florida corporation.

       99.6          Form of Affiliate Agreement dated December 14, 1997 between
                     Physician Sales & Service, Inc., a Florida corporation, and certain stockholders of Gulf South Medical Supply, Inc., a
                     Delaware corporation.

       99.7          Joint press release of Physician Sales & Service, Inc. and
                     Gulf South Medical Supply, Inc. dated December 15, 1997.